EXHIBIT 10.2

                        AMENDMENT AND EXCHANGE AGREEMENT

                  AMENDMENT AND EXCHANGE AGREEMENT (this "AGREEMENT"), dated as of January 18, 2007, by and among Raptor Networks Technology, Inc., a Colorado corporation, with headquarters located at 1241 E. Dyer Road, Suite 150, Santa Ana, California 92705 (the "COMPANY"), and __________________ (the "INVESTOR").

                  WHEREAS:

                  A. The Company, the Investor and certain other investors (the "OTHER INVESTORS", and collectively with the Investor, the "INVESTORS") are parties to that certain Securities Purchase Agreement, dated as of July 30, 2006 (the "EXISTING SECURITIES PURCHASE AGREEMENT"), pursuant to which, among other things, the Investors purchased from the Company (i) senior convertible notes (the "EXISTING NOTES"), which are convertible into shares of the Company's common stock, par value $0.001 per share (the "COMMON STOCK") (the Existing Notes as converted, the "EXISTING CONVERSION SHARES"), in accordance with the terms thereof, (ii) Series L Warrants (the "EXISTING SERIES L WARRANTS"), which are exercisable into shares of Common Stock (the "EXISTING SERIES L WARRANT SHARES"); and (iii) Series M Warrants (the "EXISTING SERIES M WARRANTS", and together with the Existing Series L Warrants, the "EXISTING WARRANTS"), which are exercisable into shares of Common Stock (the "EXISTING SERIES M WARRANT SHARES", and together with the Existing Series L Warrant Shares, the "EXISTING WARRANT SHARES").

                  B. In connection with the execution and delivery of the Existing Securities Purchase Agreement, the Company entered into that certain Registration Rights Agreement, dated July 31, 2006 (the "EXISTING REGISTRATION RIGHTS AGREEMENT"), by and among the Company and the Investors, pursuant to which the Company agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Existing Registration Rights Agreement) under the Securities Act of 1933, as amended (the "1933 ACT"), and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  C. Prior to the date hereof, the Investor and the Company have determined that, as a result of the manner that the Securities and Exchange Commission ("SEC") is applying policy, the Company would not be able to comply with all of its obligations under the Existing Registration Rights Agreement.

                  D. The Company and the Investor desire to enter into this Agreement, pursuant to which, among other things, (i) the Company and the Investor shall amend and restate all of such Investor's Existing Notes for notes in the form attached hereto as Exhibit A in the principal amount set forth opposite the Investor's name in column (3) on the Securities Schedule (the "AMENDED AND RESTATED NOTES"), which shall be convertible into Common Stock (the "AMENDED AND RESTATED CONVERSION SHARES"), (ii) the Company and the Investor shall exchange all of such Investor's Existing Series L Warrants for warrants in the form attached hereto as Exhibit B (the "REPLACEMENT SERIES L-1 WARRANTS") which shall be exercisable to acquire that number of shares of Common Stock set forth opposite the Investor's name in column (4) on the Securities Schedule attached hereto (the "REPLACEMENT SERIES L-1 WARRANT SHARES"), and (iii) the Company and the Investor shall exchange all of such Investor's Existing Series M

Warrants for warrants in the form attached hereto as Exhibit C (the "REPLACEMENT SERIES M-1 WARRANTS", and together with the Replacement Series L-1 Warrants, the "REPLACEMENT WARRANTS") which shall be exercisable to acquire that number of shares of Common Stock set forth opposite the Investor's name in column (5) on the Securities Schedule attached hereto (the "REPLACEMENT SERIES M-1 WARRANT SHARES", and together with the Replacement Series L-1 Warrant Shares, the "REPLACEMENT WARRANT SHARES").

                  E. In addition, the Investor wishes to purchase, and the Company wishes to sell, upon the terms and conditions stated in this Agreement,
(i) an additional aggregate principal amount of senior convertible notes, in substantially the form attached hereto as Exhibit D (the "ADDITIONAL NOTES", and together with the Amended and Restated Notes, the "NOTES"), in the amount set forth opposite the Investor's name in column (6) on the Securities Schedule attached hereto (which aggregate amount for all Investors shall be $1,600,000) (as converted, collectively, the "ADDITIONAL CONVERSION SHARES" and together with the Amended and Restated Conversion Shares, the "CONVERSION SHARES"), (ii) additional warrants, in substantially the form attached hereto as Exhibit E (the "SERIES L-2 WARRANTS"), to acquire that number of shares of Common Stock set forth opposite the Investor's name in column (7) on the Securities Schedule attached hereto (as exercised, the "SERIES L-2 WARRANT SHARES") and (iii) additional warrants in substantially the form attached hereto as Exhibit F (the "SERIES M-2 WARRANTS" and together with the Series L-2 Warrants the "ADDITIONAL WARRANTS" and the Additional Warrants together with the Replacement Warrants, the "WARRANTS") to acquire that number of shares of Common Stock set forth opposite the Investor's name in column (8) on the Securities Schedule attached hereto (as exercised, the "SERIES M-2 WARRANT SHARES", and together with the Series L-2 Warrant Shares, the "ADDITIONAL WARRANT SHARES", and together with the Replacement Warrant Shares, the "WARRANT SHARES").

                  F. The amendment and restatement of the Existing Notes for the Amended and Restated Notes and the exchange of the Existing Warrants for the Replacement Warrants is being made in reliance upon the exemption from registration provided by Section 3(a)(9) of the 1933 Act.

                  G. The issuance of the Additional Notes and the Additional Warrants is being made in reliance upon the exemption from securities registration afforded by Section 4(2) of the 1933 Act and Rule 506 of Regulation D ("Regulation D") as promulgated by the SEC under the 1933 Act.

                  H. In connection with the execution and delivery of this Agreement, the Company and the Investors are executing and delivering a Registration Rights Agreement, substantially in the form attached hereto as Exhibit G (the "AMENDED AND RESTATED REGISTRATION RIGHTS AGREEMENT"), which shall completely amend, restate and supersede the Existing Registration Rights Agreement, pursuant to which the Company has agreed to provide certain registration rights with respect to the Registrable Securities (as defined in the Amended and Restated Registration Rights Agreement) under the 1933 Act and the rules and regulations promulgated thereunder, and applicable state securities laws.

                  I. Capitalized terms used herein and not otherwise defined herein shall have the respective meanings ascribed to them in the Existing Securities Purchase Agreement.

                  NOW, THEREFORE, in consideration of the foregoing recitals and the mutual promises hereinafter set forth, the Company and the Investor hereby agree as follows:

                  1. AMENDMENT AND RESTATEMENT OF EXISTING NOTES; EXCHANGE OF EXISTING WARRANTS; PURCHASE AND SALE OF ADDITIONAL NOTES AND ADDITIONAL WARRANTS.

                           (a) AMENDMENT AND RESTATEMENT OF EXISTING NOTE;
EXCHANGE OF EXISTING Warrants. Subject to satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, at the closing contemplated by this Agreement (the "CLOSING"), the Investor shall surrender to the Company its Existing Note and its Existing Warrants and the Company shall issue and deliver to the Investor (i) an Amended and Restated Note in the principal amount set forth opposite the Investor's name in column (3) on the Securities Schedule,
(ii) the Series L-1 Warrants to acquire that number of Series L-1 Warrant Shares as is set forth opposite the Investor's name in column (4) on the Securities Schedule attached hereto and (iii) the Series M-1 Warrants to acquire that number of Series M-1 Warrant Shares as is set forth opposite the Investor's name in column (5) on the Securities Schedule.

                           (b) PURCHASE OF ADDITIONAL NOTES AND ADDITIONAL
WARRANTS. Subject to the satisfaction (or waiver) of the conditions set forth in Sections 5 and 6 below, the Company shall issue and sell to the Investor at the Closing, and the Investor agrees to purchase from the Company on the Closing Date, (x) a principal amount of Additional Notes as is set forth opposite the Investor's name in column (6) on the Securities Schedule attached hereto, (y) Series L-2 Warrants to acquire that number of Series L-2 Warrant Shares as is set forth opposite the Investor's name in column (7) on the Securities Schedule attached hereto and (z) Series M-2 Warrants to acquire that number of Warrant Shares as is set forth opposite the Investor's name in column (8) on the Securities Schedule attached hereto. Notwithstanding any other provision of this Agreement to the contrary, in the event that the Securities Schedule attached hereto reflects that the Investor will not acquire any Additional Notes, Series L-2 Warrants or Series M-2 Warrants, then the Investor shall not have any obligations whatsoever with respect to such Additional Notes, Series L-2 Warrants or Series M-2 Warrants.

                           (c) PURCHASE PRICE. The purchase price for the
Additional Notes and the Additional Warrants to be purchased by the Investor at the Closing (the "PURCHASE PRICE") shall be the amount set forth opposite the Investor's name in column (9) of the Securities Schedule attached hereto (the "PURCHASE PRICE"). The Investor shall pay $1.00 for each $1.00 of principal amount of Additional Notes and the related Additional Warrants to be purchased at the Closing.

                           (d) CLOSING DATE. The date and time of the Closing
(the "CLOSING DATE") shall be 10:00 a.m., New York Time, on January 19, 2007, subject to notification of satisfaction (or waiver) of the conditions to the Closing set forth in Sections 5 and 6 below (or such other time and date as is mutually agreed to by the Company and the Investor). The Closing shall occur on the Closing Date at the offices of Schulte Roth & Zabel LLP, 919 Third Avenue, New York, New York 10022.

                           (e) FORM OF PAYMENT. On the Closing Date, (i) the
Investor shall pay the Purchase Price to the Company for the Additional Notes and the Additional Warrants to be issued and sold to the Investor at the Closing by wire transfer of immediately available funds in accordance with the Company's written wire instructions and (ii) the Company shall deliver to the Investor (A) the Additional Notes (in the principal amounts as set forth opposite the Investor's name in column (6) on the Securities Schedule attached hereto) which the Investor is then purchasing, and (B) the Additional Warrants (in the amounts as set forth opposite the Investor's name in columns (7) and (8) on the Securities Schedule attached hereto) which the Investor is purchasing. In addition, the Company shall deliver to the Investor (x) the Amended and Restated Notes and (y) the Replacement Warrants. All of the foregoing securities shall be delivered in each case duly executed on behalf of the Company and registered in the name of the Investor or its designee (so long as any such designee is an "accredited investor" as that term is defined in Rule 501(d) of Regulation D).

                  2. AMENDMENTS TO TRANSACTION DOCUMENTS.

                           (a) RATIFICATIONS. Except as otherwise expressly
provided herein, the Existing Securities Purchase Agreement and each other Transaction Document is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that on and after the Closing Date (i) all references in the Existing Securities Purchase Agreement to "this Agreement", "hereto", "hereof", "hereunder" or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, (ii) all references in the other Transaction Documents to the "Securities Purchase Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Securities Purchase Agreement shall mean the Existing Securities Purchase Agreement as amended by this Agreement, (iii) all references in any of the Transaction Documents to the "Registration Rights Agreement", "thereto", "thereof", "thereunder" or words of like import referring to the Registration Rights Agreement shall mean the Amended and Restated Registration Rights Agreement, and (iv) all references in any Transaction Document to a "Buyer" shall include the Investor hereunder.

                           (b) Each of the Transaction Documents are hereby
amended as follows:

                                    (i) All references to Notes shall be amended
to include additionally the Notes as defined in this Agreement.

                                    (ii) All references to "Conversion Shares"
shall be amended to include additionally the Conversion Shares as defined in this Agreement.

                                    (iii) All references to "Warrants" shall be
amended to include additionally the Warrants as defined in this Agreement.

                                    (iv) All references to "Warrant Shares"
shall be amended to include additionally the Warrant Shares as defined in this Agreement.

                                    (v) The defined term "Transaction Documents"
is hereby amended to include this Agreement and the Amended and Restated Registration Rights Agreement.

                           (c) The reference in Section 4(q)(i) of the Existing
Securities Purchase Agreement to "150,000,000 shares" is hereby amended to instead refer to "200,000,000 shares."

                           (d) The reference in Section 4(q)(i) of the Existing
Securities Purchase Agreement to "Schulte Roth & Zabel LLP" is hereby amended to instead refer to "and the legal counsel of each Buyer"; provided, however, that any legal fees of counsel to Cedar Hill Capital Partners Onshore, LP, and Cedar Hill Capital Partners Offshore, Ltd. related to the review of the proxy statement referenced in Section 4(q)(i) of the Existing Securities Purchase Agreement shall be limited to $5,000 in the aggregate.

                  3.       REPRESENTATIONS AND WARRANTIES

                           (a) INVESTOR BRING DOWN. The Investor hereby
represents and warrants to the Company with respect to itself only as set forth in Section 2 of the Existing Securities Purchase Agreement as to this Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby.

                           (b) COMPANY BRING DOWN. Except as set forth on the
Amended and Restated Schedules attached hereto, which shall amend and restate the Schedules attached to the Existing Securities Purchase Agreement, the Company represents and warrants to the Investor as set forth in Section 3 of the Securities Purchase Agreement as if such representations and warranties were made as of the date hereof and set forth in their entirety in this Agreement. Such representations and warranties to the transactions thereunder and the securities issued thereby are hereby deemed for purposes of this Agreement to be references to the transactions hereunder and the issuance of the securities hereby, references therein to "Closing Date" being deemed references to the Closing Date as defined in Section 1(d) above, and references to "the date hereof" being deemed references to the date of this Agreement.

                           (c) NO EVENT OF DEFAULT. The Company represents and
warrants to the Investor that after giving effect to the terms of this Agreement and the Other Agreements (as defined below), no Default or Event of Default (as defined in the Notes) shall have occurred and be continuing as of the date hereof.

                           (d) COMPANY NOTICE OF WITHDRAWN REGISTRATION
STATEMENT. The Company hereby notifies the Investors that: (i) the Company's registration statement on Form SB-2 (File No. 333-136995) originally filed on August 30, 2006 and the related offering was withdrawn effective December 13, 2006; and (ii) the Investors do not have the protection of Section 11 of the 1933 Act with respect to the transactions contemplated by this Agreement.

                           (e) RIGHTS OF SECURITIES. The Additional Notes and
the Additional Warrants shall in no way provide superior or senior rights over those of the Amended and Restated Notes and the Replacements Warrants, respectively (including without limitation with respect to rights under the Amended and Restated Registration Rights Agreement). The Company agrees that it will not agree to favor or provide additional rights to the Additional Notes and the Additional Warrants that are superior or senior over those of the Amended and Restated Notes and the Replacements Warrants without the prior written consent of the Investor and all the Other Investors.

                  4.       CERTAIN COVENANTS AND AGREEMENTS; WAIVER

                           (a) BEST EFFORTS. Each party shall use its best
efforts timely to satisfy each of the conditions to be satisfied by it as provided in Sections 5 and 6 of this Agreement.

                           (b) FORM D AND BLUE SKY. The Company agrees to file a
Form D with respect to the Securities (as defined in the Existing Securities Purchase Agreement) as required under Regulation D and to provide a copy thereof to the Investor reasonably promptly after such filing. The Company shall, reasonably promptly (and in no event later than 15 days) after the Closing Date, take such action as the Company shall reasonably determine is necessary (taking into account The National Securities Markets Improvement Act of 1996, as amended), in order to obtain an exemption for or to qualify the Securities for sale to the Investor at the Closing pursuant to this Agreement under applicable securities or "Blue Sky" laws of the states of the United States (or to obtain an exemption from such qualification), and shall provide evidence of any such action so taken to the Investor reasonably promptly after such filing. The Company shall make all filings and reports relating to the offer and sale of the Securities required under applicable securities or "Blue Sky" laws of the states of the United States following the Closing Date. The Company shall have no obligations with respect to the securities laws of any jurisdiction outside of the United States, regardless of the foreign residence of the Investor.

                           (c) DISCLOSURE OF TRANSACTIONS AND OTHER MATERIAL
INFORMATION. On or before 8:30 a.m., New York City time, on the first Business Day following the date of this Agreement, the Company shall issue a press release and file a Current Report on Form 8-K describing the terms of the transactions contemplated by this Agreement in the form required by the 1934 Act and attaching the material Transaction Documents not previously filed (including, without limitation, this Agreement, the form of the Amended and Restated Notes, the form of the Additional Notes, the form of the Replacement Warrants, the form of the Additional Warrants and the form of the Amended and Restated Registration Rights Agreement) (including all attachments, the "8-K FILING"). From and after the filing of the 8-K Filing with the SEC, the Investor shall not be in possession of any material, nonpublic information received from the Company, any of its Subsidiaries or any of its respective officers, directors, employees or agents, that is not disclosed in the 8-K Filing. The Company shall not, and shall cause each of its Subsidiaries and its and each of their respective officers, directors, employees and agents, not to, provide the Investor with any material, nonpublic information regarding the Company or any of its Subsidiaries from and after the filing of the 8-K Filing with the SEC without the express written consent of the Investor or as may be required under the terms of the Transaction Documents. If the Investor has, or believes it has, received any such material, nonpublic information regarding the Company or any of its Subsidiaries, it shall provide the Company with written notice thereof. The Company shall, within five (5) Trading Days (as defined in the Note) of receipt of such notice, make public disclosure of such material, nonpublic information. In the event of a breach of the foregoing covenant by the Company, any of its Subsidiaries, or any of its or their respective officers, directors, employees and agents, in addition to any other remedy provided herein or in the Transaction Documents, the Investor shall have the right to make a public disclosure, in the form of a press release, public advertisement or otherwise, of such material, nonpublic information without the prior approval by the Company, its Subsidiaries, or any of its or their respective officers, directors, employees or agents. The Investor shall not have any liability to the Company, its Subsidiaries, or any of its or their respective officers, directors, employees, stockholders or agents for any such disclosure. Subject to the foregoing, neither the Company, its Subsidiaries nor the Investor shall issue any press releases or any other public statements with respect to the transactions contemplated hereby; provided, however, that the Company shall be entitled, without the prior approval of the Investor, to make any press release or other public disclosure with respect to such transactions (i) in substantial conformity with the 8-K Filing and contemporaneously therewith and (ii) as is required by applicable law and regulations (provided that in the case of clause
(i) the Investor shall be consulted by the Company in connection with any such press release or other public disclosure prior to its release). Without the prior written consent of the Investor, and except as contemplated by the prior subsection (i) or as required by applicable law or regulation, neither the Company nor any of its Subsidiaries or affiliates shall disclose the name of the Investor in any filing, announcement, release or otherwise.

                           (d) FEES AND EXPENSES. The Company shall reimburse
the Investor for its legal and due diligence fees and expenses in connection with the preparation and negotiation of this Agreement and transactions contemplated thereby by paying any such amount to ________________ (the "Investor Counsel Expense"), which amount may be withheld by the Investor from its Purchase Price at the Closing. The Investor Counsel Expense shall be paid by the Company whether or not the transactions contemplated by this Agreement are consummated. Except as otherwise set forth in this Agreement, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all stamp and other taxes and duties levied in connection with the issuance of the Amended and Restated Notes, the Replacement Warrants, the Additional Notes and the Additional Warrants.

                           (e) WAIVER. Effective as of the Closing, the Investor
hereby waives (i) any and all Filing Failures and/or Effectiveness Failures (as such terms are defined in the Existing Registration Rights Agreement) as well as any and all defaults, fees and penalties under the Existing Securities Purchase Agreement, the Existing Notes, the Existing Warrants and Existing Registration Rights Agreement which arose solely on the basis of such Filing Failures and/or Effectiveness Failures, that have occurred prior to Closing and (ii) any defaults, fees and penalties under the Existing Notes which may have arisen solely as a result of the Company's failure to pay the Installment Amounts due on November 30, 2006, December 1, 2006 and January 1, 2007 and the Company's failure to pay Interest due on January 1, 2007.

                  5.       CONDITIONS TO COMPANY'S OBLIGATIONS HEREUNDER.

                           The obligations of the Company to the Investor
hereunder are subject to the satisfaction of each of the following conditions, provided that these conditions are for the Company's sole benefit and may be waived by the Company at any time in its sole discretion by providing the Investor with prior written notice thereof:

                           (a) The Investor shall have executed this Agreement
and the Amended and Restated Registration Rights Agreement and delivered the same to the Company.

                           (b) The Investor shall have delivered to the Company
the Investor's Existing Note and Existing Warrants for cancellation.

                           (c) The Investor shall have delivered to the Company
the Purchase Price (less the amounts withheld pursuant to Section 4(d)) for the Additional Notes and the related Additional Warrants being purchased by the Investor at the Closing by wire transfer of immediately available funds pursuant to the wire instructions provided by the Company.

                           (d) The representations and warranties of the
Investor shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Investor shall have performed, satisfied and complied in all material respects with the covenants, agreements and conditions required by this Agreement to be performed, satisfied or complied with by the Investor at or prior to the Closing Date.

                  6.       CONDITIONS TO INVESTOR'S OBLIGATIONS HEREUNDER.

                           The obligations of the Investor hereunder are subject
to the satisfaction of each of the following conditions, provided that these conditions are for the Investor's sole benefit and may be waived by the Investor at any time in its sole discretion by providing the Company with prior written notice thereof:

                           (a) The Company shall have executed this Agreement
and the Amended and Restated Registration Rights Agreement and delivered the same to the Investor.

                           (b) The Company shall have executed and delivered to
the Investor the Amended and Restated Notes, the Replacement Warrants, the Additional Notes and the Additional Warrants being issued to such Investor at the Closing.

                           (c) Each of the Other Investors shall have (i)
executed agreements identical to this Agreement (the "OTHER AGREEMENTS") (other than proportional changes (the "PROPORTIONATE CHANGES") in the numbers reflecting the different dollar amount of such Investor's Notes and the number of Warrant Shares underlying such Investor's Warrants), (ii) satisfied or waived all conditions to the closings contemplated by such agreements, (iii) surrendered their Existing Notes and Existing Warrants for Amended and Restated Notes and Replacement Warrants identical to the Amended and Restated Notes and Replacement Warrants of the Investor hereunder (other than the Proportionate Changes) and (iv) purchased Additional Notes and Additional Warrants identical to the Additional Notes and Additional Warrants of the Investor hereunder (other than the Proportionate Changes).

                           (d) The Company shall have delivered to the Company's
transfer agent, with a copy to the Investors, a letter stating that the Irrevocable Transfer Agent Instructions dated July 30, 2006 shall also apply to the Amended and Restated Notes, Replacement Warrant Shares, Additional Notes and Additional Warrants.

                           (e) The Investor shall have received the opinions of
Rutan and Tucker, LLP, the Company's outside counsel, and Moye White LLP, the Company's special Colorado counsel, dated as of the Closing Date, in substantially the form of EXHIBIT H attached hereto.

                           (f) The Company shall have delivered to the Investor
a certificate evidencing the formation and good standing of the Company and each of its Subsidiaries in such entity's jurisdiction of formation issued by the Secretary of State (or comparable office) of such jurisdiction, as of a date within 10 days of the Closing Date.

                           (g) The Company shall have delivered to the Investor
a certificate evidencing the Company's qualification as a foreign corporation and good standing issued by the Secretary of State (or comparable office) of each jurisdiction in which the Company is required to be so qualified, as of a date within 10 days of the Closing Date.

                           (h) The Company shall have delivered to the Investor
a certified copy of the Articles of Incorporation as certified by the Secretary of State (or comparable office) of the State of Colorado within ten (10) days of the Closing Date.

                           (i) The Company shall have delivered to the Investor
a certificate, executed by the Secretary of the Company and dated as of the Closing Date, as to (i) the resolutions approving the transactions contemplated hereby as adopted by the Board in a form reasonably acceptable to the Investor,
(ii) the Certificate of Incorporation and (iii) the Bylaws, each as in effect as of the Closing, in the form attached hereto as EXHIBIT I.

                           (j) The representations and warranties of the Company
hereunder and under each other Transaction Document shall be true and correct in all material respects as of the date when made and as of the Closing Date as though made at that time (except for representations and warranties that speak as of a specific date) and the Company shall have performed, satisfied and complied in all respects with the covenants, agreements and conditions required by the Transaction Documents to be performed, satisfied or complied with by the Company at or prior to the Closing Date and after giving effect to the terms of this Agreement and the Other Agreements, no default or Event of Default shall have occurred and be continuing as of the Closing Date. The Investor shall have received a certificate, executed by the Chief Executive Officer of the Company, dated as of the Closing Date, to the foregoing effect and as to such other matters as may be reasonably requested by the Investor in the form attached hereto as EXHIBIT G.

                           (k) The Common Stock (I) shall be designated for
quotation or listed on the Principal Market and (II) shall not have been suspended, as of the Closing Date, by the SEC or the Principal Market from trading on the Principal Market nor shall suspension by the SEC or the Principal Market have been threatened, as of the Closing Date, either (A) in writing by the SEC or the Principal Market or (B) by falling below the minimum listing maintenance requirements of the Principal Market.

                           (l) Subject to obtaining the Stockholder Approval,
the Company shall have obtained all governmental, regulatory or third party consents and approvals, if any, necessary for the sale of the Securities.

                           (i) All rights of first refusal, participation, or
similar rights that would entitle any Person to participate in the transactions contemplated hereby shall have expired or have been waived.

                           (m) The Company shall have delivered to the Investor
such other documents relating to the transactions contemplated by this Agreement as the Investor or its counsel may reasonably request. 7. TERMINATION.

                           In the event that the Closing does not occur by
January 22, 2007, due to the Company's or the Investor's failure to satisfy the conditions set forth in Sections 5 and 6 hereof (and the nonbreaching party's failure to waive such unsatisfied conditions(s)), the nonbreaching party shall have the option to terminate this Agreement at the close of business on such date without liability of any party to any other party; PROVIDED, HOWEVER, if this Agreement is terminated pursuant to this Section 7, the Company shall remain obligated to reimburse the Investor for the expenses described in Section 4(d) above. Upon such termination, the terms hereof shall be null and void and the parties shall continue to comply with all terms and conditions of the Transaction Documents, as in effect prior to the execution of this Agreement.

                  8.       MISCELLANEOUS.

                           (a) COUNTERPARTS. This Agreement may be executed in
two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

                           (b) HEADINGS. The headings of this Agreement are for
convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

                           (c) SEVERABILITY. If any provision of this Agreement
shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction.

                           (d) GOVERNING LAW; JURISDICTION; JURY TRIAL. All
questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by the internal laws of the State of New York, without giving effect to any choice of law or conflict of law provision or rule (whether of the State of New York or any other jurisdictions) that would cause the application of the laws of any jurisdictions other than the State of

New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in The City of New York, Borough of Manhattan, for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein, and hereby irrevocably waives, and agrees not to assert in any suit, action or proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such suit, action or proceeding is brought in an inconvenient forum or that the venue of such suit, action or proceeding is improper. Each party hereby irrevocably waives personal service of process and consents to process being served in any such suit, action or proceeding by mailing a copy thereof to such party at the address for such notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any manner permitted by law. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement in that jurisdiction or the validity or enforceability of any provision of this Agreement in any other jurisdiction. EACH PARTY HEREBY IRREVOCABLY WAIVES ANY RIGHT IT MAY HAVE, AND AGREES NOT TO REQUEST, A JURY TRIAL FOR THE ADJUDICATION OF ANY DISPUTE HEREUNDER OR IN CONNECTION HEREWITH OR ARISING OUT OF THIS AGREEMENT OR ANY TRANSACTION CONTEMPLATED HEREBY.

                           (e) NO THIRD PARTY BENEFICIARIES. This Agreement is
intended for the benefit of the parties hereto and their respective permitted successors and assigns, and is not for the benefit of, nor may any provision hereof be enforced by, any other Person.

                           (f) FURTHER ASSURANCES. Each party shall do and
perform, or cause to be done and performed, all such further acts and things, and shall execute and deliver all such other agreements, certificates, instruments and documents, as the other party may reasonably request in order to carry out the intent and accomplish the purposes of this Agreement and the consummation of the transactions contemplated hereby.

                           (g) NO STRICT CONSTRUCTION. The language used in this
Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.

                           (h) ENTIRE AGREEMENT; EFFECT ON PRIOR AGREEMENTS;
AMENDMENTS. Except for the Transaction Documents (to the extent any such Transaction Document in effect prior to this Agreement is not amended by this Agreement), this Agreement supersedes all other prior oral or written agreements between the Investor, the Company, their affiliates and Persons acting on their behalf with respect to the matters discussed herein, and this Agreement and the instruments referenced herein contain the entire understanding of the parties with respect to the matters covered herein and therein and, except as specifically set forth herein or therein, neither the Company nor the Investor makes any representation, warranty, covenant or undertaking with respect to such matters. No provision of this Agreement may be amended other than by an instrument in writing signed by the Company. No provision hereof may be waived other than by an instrument in writing signed by the party against whom enforcement is sought. No consideration shall be offered or paid to any Person to amend or consent to a waiver or modification of any provision of any of the Transaction Documents unless the same consideration also is offered to all of the parties to the Transaction Documents, holders of Notes or holders of the Warrants, as the case may be. The Company has not, directly or indirectly, made any agreements with any of the Investors relating to the terms or conditions of the transactions contemplated by the Transaction Documents except as set forth in the Transaction Documents.

                           (i) NOTICES. Any notices, consents, waivers or other
communications required or permitted to be given under the terms of this Agreement must be in writing and will be deemed to have been delivered: (i) upon receipt, when delivered personally; (ii) upon receipt, when sent by facsimile (provided confirmation of transmission is mechanically or electronically generated and kept on file by the sending party); or (iii) one Business Day after deposit with an overnight courier service, in each case properly addressed to the party to receive the same. The addresses and facsimile numbers for such communications shall be:

                           If to the Company:

                                    Raptor Networks Technology, Inc.
                                    1241 E. Dyer Road, Suite 150
                                    Santa Ana, California 92705
                                    Telephone:  (949) 623-9300
                                    Facsimile:  (949) 623-9400
                                    Attention:  Chief Executive Officer


                           With a copy to:

                                    Rutan & Tucker, LLP
                                    611 Anton Blvd., 14th Floor
                                    Costa Mesa, CA 92626
                                    Telephone:  (714) 641-3464
                                    Facsimile:  (714) 546-9035
                                    Attention:  Thomas J. Crane, Esq.

If to the Investor, to its address and facsimile number set forth in the Securities Schedule attached hereto, with copies to the Investor's representatives as set forth on the Securities Schedule attached hereto or on the signature page to this Agreement, with a copy (for informational purposes only) to:

                                    ___________________________________
                                    ___________________________________
                                    ___________________________________
                                    ___________________________________
                                    ___________________________________
or to such other address and/or facsimile number and/or to the attention of such other Person as the recipient party has specified by written notice given to each other party five (5) days prior to the effectiveness of such change. Written confirmation of receipt (A) given by the recipient of such notice, consent, waiver or other communication, (B) mechanically or electronically generated by the sender's facsimile machine containing the time, date, recipient facsimile number and an image of the first page of such transmission or (C) provided by an overnight courier service shall be rebuttable evidence of personal service, receipt by facsimile or receipt from an overnight courier service in accordance with clause (i), (ii) or (iii) above, respectively.

                           (j) SUCCESSORS AND ASSIGNS. This Agreement shall be
binding upon and inure to the benefit of the parties and their respective successors and assigns in accordance with the terms of the Existing Securities Purchase Agreement.

                           (k) SURVIVAL. Unless this Agreement is terminated
under Section 7, the representations and warranties of the Company and the Investor contained herein and the agreements and covenants set forth herein shall survive the Closing.

                           (l) REMEDIES. The Investor and each holder of the
Securities shall have all rights and remedies set forth in the Transaction Documents and all rights and remedies which such holders have been granted at any time under any other agreement or contract and all of the rights which such holders have under any law. Any Person having any rights under any provision of this Agreement shall be entitled to enforce such rights specifically (without posting a bond or other security), to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights granted by law. Furthermore, the Company recognizes that in the event that it fails to perform, observe, or discharge any or all of its obligations under this Agreement, any remedy at law may prove to be inadequate relief to the Investor. The Company therefore agrees that the Investor shall be entitled to seek temporary and permanent injunctive relief in any such case without the necessity of proving actual damages and without posting a bond or other security.

                           (m) INDEMNIFICATION. In consideration of the
Investor's execution and delivery of the Transaction Documents and acquiring the Securities thereunder and in addition to all of the Company's other obligations under the Transaction Documents, the Company shall defend, protect, indemnify and hold harmless the Investor and each other holder of the Securities and all of their stockholders, partners, members, officers, directors, employees and direct or indirect investors and any of the foregoing Persons' agents or other representatives (including, without limitation, those retained in connection with the transactions contemplated by this Agreement) (collectively, the "INDEMNITEES") from and against any and all actions, causes of action, suits, claims, losses, costs, penalties, fees, liabilities and damages, and expenses in connection therewith (irrespective of whether any such Indemnitee is a party to the action for which indemnification hereunder is sought), and including reasonable attorneys' fees and disbursements (the "INDEMNIFIED LIABILITIES"), incurred by any Indemnitee as a result of, or arising out of, or relating to (a) any misrepresentation or breach of any representation or warranty made by the Company in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (b) any breach of any covenant, agreement or obligation of the Company contained in the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby or
(c) any cause of action, suit or claim brought or made against such Indemnitee by a third party (including for these purposes a derivative action brought on behalf of the Company) and arising out of or resulting from (i) the execution, delivery, performance or enforcement of the Transaction Documents or any other certificate, instrument or document contemplated hereby or thereby, (ii) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of the issuance of the Securities, (iii) any disclosure made by the Investor pursuant to Section 4(c), or (iv) the status of the Investor or holder of the Securities as an investor in the Company pursuant to the transactions contemplated by the Transaction Documents. To the extent that the foregoing undertaking by the Company may be unenforceable for any reason, the Company shall make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law. Except as otherwise set forth herein, the mechanics and procedures with respect to the rights and obligations under this Section 8(m) shall be the same as those set forth in Section 6 of the Amended and Restated Registration Rights Agreement. This Section 8(m) shall not apply to any Indemnified Liabilities to the extent that such Indemnified Liabilities result from or relate to the willful misconduct or gross negligence of the Investor.

                           (n) INDEPENDENT NATURE OF INVESTOR'S OBLIGATIONS AND
RIGHTS. The obligations of the Investor under any Transaction Document are several and not joint with the obligations of any Other Investor, and the Investor shall not be responsible in any way for the performance of the obligations of any Other Investor under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by the Investor pursuant hereto, shall be deemed to constitute the Investor and Other Investors as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Investor and Other Investors are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. The Company and the Investor confirm that the Investor has independently participated in the negotiation of the transactions contemplated hereby with the advice of its own counsel and advisors. The Investor shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of any other Transaction Documents, and it shall not be necessary for any Other Investor to be joined as an additional party in any proceeding for such purpose.

                            [SIGNATURE PAGE FOLLOWS]

                  IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.


                                    COMPANY:

                                    RAPTOR NETWORKS TECHNOLOGY, INC.



                                    By:    /S/ THOMAS M. WITTENSCHLAEGER
                                           -------------------------------
                                           Name: Thomas M. Wittenschlaeger
                                           Title:  Chief Executive Officer


              [Signature Page to Amendment and Exchange Agreement]

                  IN WITNESS WHEREOF, the Investor and the Company have caused their respective signature page to this Agreement to be duly executed as of the date first written above.



                             INVESTOR:





                             By:    /S/ [AUTHORIZED REPRESENTATIVE OF INVESTOR]
                                    -------------------------------------------
                                    Name:
                                    Title:




                             Copy to:

                                    _________________________________
                                    _________________________________
                                    _________________________________
                                    _________________________________
                                    _________________________________


              [Signature Page to Amendment and Exchange Agreement]

                                                    SECURITIES SCHEDULE


     (1)          (2)           (3)          (4)         (5)         (6)        (7)         (8)        (9)           (10)

                             AGGREGATE
                             PRINCIPAL                            AGGREGATE                                         LEGAL
                ADDRESS      AMOUNT OF    NUMBER OF   NUMBER OF   PRINCIPAL  NUMBER OF   NUMBER OF             REPRESENTATIVE'S
                  AND       AMENDED AND   SERIES L-1  SERIES M-1  AMOUNT OF  SERIES L-2  SERIES M-2              ADDRESS AND
               FACSIMILE      RESTATED     WARRANT     WARRANT    ADDITIONAL  WARRANT     WARRANT    PURCHASE     FACSIMILE
  INVESTOR      NUMBER         NOTES       SHARES      SHARES       NOTES     SHARES      SHARES      PRICE         NUMBER
------------------------------------------------------------------------------------------------------------------------------------
CASTLERIGG   c/o Sandell     $4,322,946   12,287,249  4,437,062   $1,600,000 7,281,332   2,366,433  $1,600,000  Schulte Roth &
MASTER       Asset                                                                                              Zabel LLP
INVESTMENTS  Management                                                                                         919 Third Avenue
LTD.         40 West 57th                                                                                       10022
             St                                                                                                 Attention: Eleazer
             26th Floor                                                                                         Klein, Esq.
             New York, NY                                                                                       Facsimile:
             10019                                                                                              (212) 593-5955
             Attention:                                                                                         Telephone:
             Cem                                                                                                (212) 756-2376
             Hacioglu/Matthew
             Pliskin
             Fax:
             212-603-5710
             Telephone:
             212-603-5700
             Residence:
             British
             Virgin
             Islands

CEDAR HILL   747 Third       $1,556,260    4,423,410  1,597,342           NA        NA          NA          NA  Sadis & Goldberg LLC
CAPITAL      Avenue, 33rd                                                                                       551 5th Avenue
PARTNERS     Floor                                                                                              New York, New York
ONSHORE, LP  New York, NY                                                                                       10176
             10017                                                                                              Attention: Ron
             Attention:                                                                                         Geffner, Esq.
             Charles                                                                                            Facsimile:
             Cascarilla                                                                                         (212) 947-3796
             Facsimile:                                                                                         Telephone:
             (212)                                                                                              (212) 947-3793
             821-1492
             Telephone:
             (212)
             821-1491
             Residence:
             New York
CEDAR HILL   747 Third       $1,325,703    3,768,089  1,360,699           NA        NA          NA          NA  Sadis & Goldberg LLC
CAPITAL      Avenue, 33rd                                                                                       551 5th Avenue
PARTNERS     Floor                                                                                              New York, New York
OFFSHORE,    New York, NY                                                                                       10176
LTD.         10017                                                                                              Attention: Ron
             Attention:                                                                                         Geffner, Esq.
             Charles                                                                                            Facsimile:
             Cascarilla                                                                                         (212) 947-3796
             Facsimile:                                                                                         Telephone:
             (212)                                                                                              (212) 947-3793
             821-1492
             Telephone:
             (212)
             821-1491
             Residence:
             Cayman
             Islands